EXHIBIT 10.1

FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT, dated as of November 26, 2007 (this “First Amendment”), to the Revolving Trade Receivables Purchase Agreement, dated as of September 21, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among Sanmina-SCI Magyarorszag Elektronikai Gyarto Kft and Sanmina-SCI Systems de Mexico, S.A. de C.V., as Originators, Sanmina-SCI Corporation and Sanmina-SCI UK Ltd., as Servicers, the several banks and other financial institutions or entities from time to time parties thereto, as Purchasers, and Deutsche Bank AG New York Branch, as Administrative Agent.  Unless otherwise defined herein, terms used herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

W I T N E S S E T H :

WHEREAS, the Servicers have requested that certain provisions of the Receivables Purchase Agreement be amended, so that they may elect to extend the Facility Termination Date; and

WHEREAS, the Purchasers are willing to agree to such amendment only upon the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Servicers, the Originators, the Purchasers and the Administrative Agent  hereby agree as follows:

1.             Amendments to the Receivables Purchase Agreement

The definition of “Facility Termination Date” is hereby amended to read in its entirety as follows:

“Facility Termination Date” means the earlier of (i) March 21, 2008, and (ii) the date on which the Administrative Agent delivers to the Servicers a notice of termination as a result of a Termination Event in accordance herewith (or the date on which such termination becomes effective automatically pursuant to Section 7); provided, however that the Servicers may elect, by notice in writing to the Administrative Agent not later than 30 days prior to March 21, 2008, to extend the Facility Termination Date for an additional  18 months from March 21, 2008.  The effectiveness of such election shall require written acceptance thereof by the Purchasers, which acceptance will be subject to then-prevailing market conditions with respect to Obligor Limits and Applicable Margins, all necessary credit and insurance approvals, execution of mutually satisfactory documentation and there having occurred and continuing no Termination Event or Incipient Termination Event..

2.             Representations and Warranties

Each of the Originators and the Servicers, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in the Receivables Purchase Agreement and otherwise in the Transaction Documents to which it is a party, all as if made on the date hereof, and hereby represents and warrants to the Purchasers, the Administrative Agent and the Collateral Agent that no Termination Event or Incipient Termination Event has occurred and is continuing after giving effect to the terms hereof.

3.             Effectiveness

This First Amendment shall become effective on the date upon which  the Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by the Originators, the Servicers, the Administrative Agent and the Required Purchasers, as the case may be;

4.             Limited Effect

The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document, nor constitute a waiver of compliance with any provision of the Receivables Purchase Agreement or any other Transaction Document.  Except as expressly amended, modified and supplemented herein, all of the provisions and covenants of the Receivables Purchase Agreement and the other Transaction Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.  Each reference to the Receivables Purchase Agreement in any Transaction Document shall be a reference to the Receivables Purchase Agreement as amended by this First Amendment.

5.             Confirmation of Guarantee

By its execution and delivery hereof, Sanmina-SCI Corporation hereby confirms that the Guarantee dated as of September 21, 2007 in favor of the Administrative Agent is and shall remain in full force and effect after the effectiveness of this First Amendment and hereby confirms its obligations under the Guarantee after giving effect to this First Amendment.

6.             Governing Law; Counterparts

(a) This First Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.  The provisions of Section 9.12 of the Receivables Purchase Agreement shall apply mutatis mutandis as if set forth in full herein.

(b)  This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ORIGINATORS	SANMINA-SCI MAGYARORSZAG ELEKTRONIKAI GYARTO KFT.

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SANMINA-SCI SYSTEMS DE MEXICO, S.A. DE C.V.

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SERVICERS	SANMINA-SCI CORPORATION

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SANMINA-SCI UK LTD.

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ADMINISTRATIVE AGENT	DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

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PURCHASERS	DEUTSCHE BANK AG, NEW YORK BRANCH

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